AEMETIS

Aemetis, Inc. (NASDAQ: AMTX)

Leading the Production of Below Zero Carbon Intensity Renewable Natural Gas and Renewable Fuels For Airplanes, Trucks, Cars and Electric Vehicles

February 20, 2024

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements, including statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. Forward-looking statements in this presentation include, without limitation, statements relating to our five-year growth plan, future growth in revenue, net income and adjusted EBITDA, the market size for our products, expansion into new markets, development of new projects and facilities, commercializing and scaling new technologies, the ability to obtain sufficiently low Carbon Intensity scores to achieve below zero carbon intensity transportation fuels, planned timelines for future activities or growth, and rates of growth. Data and events labeled with dates in 2024 or later are forward-looking statements. Words or phrases such as "anticipate," "may," "will," "should," "believe," "estimate," "expect," "intend," "plan," "predict," "project," "target," "will likely result," "will continue," "enable" or similar expressions are intended to identify forward-looking statements.

These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties. Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to many factors, including, without limitation, competition in the ethanol, biodiesel and other industries in which we operate, commodity market risks including those that may result from current weather conditions, financial market risks, customer adoption, counter-party risks, risks associated with changes to federal or state policy or regulation, and other risks detailed in our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Reports on Form 10-K and other filings with the SEC. We are not obligated, and do not intend, to update any of these forward-looking statements at any time unless an update is required by applicable securities laws.

Non-GAAP Financial Information

We have provided non-GAAP measures as a supplement to financial results based on GAAP because management believes these non-GAAP measures serve as a proxy for the Company's source or use of cash during the periods presented. Adjusted EBITDA is defined as net income/(loss) plus (to the extent deducted in calculating such net income) interest expense, loss on extinguishment, income tax expense, intangible and other amortization expense, accretion expense, depreciation expense, and share-based compensation expense, and may include other factors.

Adjusted EBITDA is not calculated in accordance with GAAP and should not be considered as an alternative to net income/loss, operating income or any other performance measures derived in accordance with GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is a useful performance measure that is widely used, is a useful supplement to GAAP financial measures, and management uses it for reviewing financial results and for budgeting and planning. Adjusted EBITDA measures are not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.

Aemetis at a Glance

An integrated energy transition platform

Key Highlights

Public company listed on NASDAQ: AMTX

2 operating biofuel production plants with more than 120 million gallons of capacity

8 dairy RNG digesters with 36 mile biogas pipeline built and 40 dairies signed

Large biodiesel producer in India with expansion including sustainable aviation fuel

Developing **SAF/RD production facility** with 78 million gallons of annual capacity

$3.8 billion of signed SAF offtake agreements with 10 large airlines

Mission

Replace high carbon intensity petroleum products with **Below Zero renewable fuels and byproducts** to reverse Climate Change caused by greenhouse gases warming our planet

Strategy

Lead the renewable fuels industry transition to **Below Zero Carbon Intensity** biofuels from nonfood, lower cost, waste feedstock sources to maximize California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS) and IRA credit values

Segment Summary

Dairy RNG

- Project to build and operate biomethane digesters at 75 dairy farms in CA connected via biogas pipeline to produce negative carbon intensity dairy Renewable Natural Gas (dRNG)

Renewable Jet / Diesel

- Engineering underway for renewable Jet / Diesel plant in CA with production capacity of 78 mgy of Sustainable Aviation Fuel (SAF)
- Acquired site and received primary permits (CUP/CEQA)

California Ethanol

- Own and operate 65 mgy renewable ethanol production facility in Keyes, California
- Approximately two million pounds per day of animal feed supplied to ~100,000 dairy cows at ~80 local dairies

Carbon Capture

- Project to capture, dehydrate, compress and sequester CO_2 from Aemetis ethanol, biogas, SAF/RD and third parties
- Permit received to drill characterization well at Riverbank, California CO_2 injection well site

India Biodiesel

- Own and operate a 60 mgy biodiesel plant, a 50 mgy refined tallow plant and glycerin facility in Kakinada, India
- Plans to expand to 100 mgy in 2025

Third Generation Technology to Reverse Climate Change

1st Generation Renewable Energy = Use the Sun's energy

Solar, Wind, Hydro and Nuclear ***do not absorb carbon*** from the atmosphere. These energy sources slow the rate of heating the Earth as coal and natural gas plants continue to operate globally.

2nd Generation Renewable Energy = Use the Sun's Energy and Absorb CO_2

Renewable fuels use large scale agriculture to absorb solar energy and CO_2 in photosynthesis. Agricultural products and wastes are used to produce renewable diesel, ethanol, biodiesel, and aviation fuel. The renewable CO_2 is emitted during production.

3rd Generation Renewable Energy = Use Sun's Energy, Absorb and Sequester CO_2

Producing renewable fuels with Carbon Capture & Sequestration (CCS) siphons carbon from the atmosphere into crops that are converted into renewable fuels, then the solar energy is released as transportation energy while the CO_2 from biofuels production is injected underground.

3rd Generation Renewable Energy maximizes California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), Blenders Tax Credit (BTC), and IRA tax credit values.

These regulations are an objective measure of the positive impact of each project on reversing Climate Change.

Federal: RFS Below Zero Carbon Intensity Market Opportunities

- Federal Renewable Fuel Standard (RFS) requires oil refiners and other obligated parties to use increasing amounts of renewable fuels (replacing fossil fuel) for transportation in the United States
- Renewable fuels with below zero carbon intensity, such as dairy biogas and cellulosic hydrogen from orchard waste, generate more revenues than traditional renewable fuels that have higher carbon intensity



Higher Value Fuel
(Lower Carbon)
Below Zero CI Biofuels and Dairy Renewable Gas (D3)
Biodiesel (D4)
Dairy RNG and Cellulosic Ethanol
80%+ carbon reduction
Advanced Biofuels (D5)
SAF, renewable diesel, and biodiesel
50% carbon reduction
Ethanol (D6)
Sugarcane ethanol, renewable heating oil
50% carbon reduction
Traditional corn ethanol
30% carbon reduction
Lower Value Fuel
(Higher Carbon)

Economic incentives created by state and federal regulatory frameworks support the production of renewable natural gas (RNG) and advanced biofuels from non-food feedstocks by providing valuable renewable fuel credits including California LCFS credits, federal RFS RINs, and Inflation Reduction Act (IRA) tax credits. Other states are now adopting carbon reduction programs.

California: LCFS Below Zero Carbon Intensity Market Opportunity

- California Low Carbon Fuel Standard (LCFS) requires annual reductions in the carbon intensity of all fuels sold
- In 2024, the California Air Resources Board (CARB) is expected to adopt regulations to reduce the average carbon intensity by 30% or more by year 2030 and to accelerate the rate of reduction, expanding demand for credits generated by low carbon fuels and significantly increasing LCFS credit prices

- LCFS credit prices are expected to be strong through 2045 due to increased compliance target stringency
- Maximum credit price shown in dashed line prevents dramatic price spikes; other mechanisms can also help
- Strong price signal expected to drive investment in new crediting opportunities, with downward pressure on prices over time
- High degree of uncertainty when forecasting to 2045



Preliminary Credit Price Estimates
Credit Price $/MT (2021$)
500
450
400
350
300
250
200
150
100
50
0
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
2042
2044
Max price ($200 in 2016 $)
Mechanisms not modeled in this scenario that could alter the price trajectory displayed here:
• Step-change in CI stringency
• Compliance target acceleration mechanism
51

CARB presentation slide 51 from Feb 22, 2023, public presentation projecting LCFS credit prices through year 2045

Highly Experienced Management and Board of Directors



Eric McAfee - Chairman of the Board and CEO

- Founder of Aemetis (NASDAQ: AMTX) and co-founder of $1.6 billion revenues Pacific Ethanol (Now NASDAQ: ALTO)
- Founding shareholder of oil production company Evolution Petroleum (NYSE: EPM)
- Founded eight public companies and funded twenty-five private companies as principal investor



Todd Waltz - EVP and CFO

- Joined Aemetis in 2007; leads accounting, finance, audit, SEC compliance, and public reporting for Aemetis
- Served in senior financial management roles with Apple for 12 years
- Ernst & Young CPA



Andy Foster - EVP and President, Aemetis Advanced Fuels

- Joined Aemetis in 2006; leads North American renewable fuels businesses
- Senior executive at three Silicon Valley tech companies
- Served in the George H.W. Bush White House (1989-1992) as Associate Director of the Office of Political Affairs
- Deputy Chief of Staff for Illinois Governor Edgar for five years



Sanjeev Gupta - EVP and President, Aemetis International

- Joined Aemetis in 2007; leads India renewable fuels business
- Previously head of petrochemical trading company with $250 million of annual revenue and offices on several continents



Mike Rockett, Esq. – EVP, General Counsel and Corporate Secretary

- Joined Aemetis in 2023 after five years as outside legal advisor; leads corporate and project development legal team
- Corporate and environmental attorney with extensive project development experience
- Previously with U.S. Dept. of Justice, large law firm, and 15 years at environmental technology company

Board of Directors

Lydia Beebe, Esq. – Former 38 years at Chevron, including Senior Chevron Corporate Officer for 20 years
John Block – Former U.S. Secretary of Agriculture from 1981-86 under President Reagan
Fran Barton – Former CFO of five high tech companies with revenues more than $1 billion
Naomi Boness, PhD – Head of Stanford Univ Natural Gas Initiative; former Chevron project planning and strategy
Timothy Simon, Esq. – Former California Public Utilities Commission board member; natural gas industry consultant

Our highly experienced management team and board of directors have extensive industry knowledge, regulatory relationships, project development and operational experience

Aemetis Circular Bioeconomy

Integrated value chain supports growth while minimizing technology and execution risk



Animal Feed
Dairy Farms
Renewable Oils
Waste Wood
Producing cellulosic hydrogen
Hydropower
1 Aemetis Biogas
2 Keyes Ethanol Plant
Cellulosic Sugar From Wood Waste
3 Riverbank Renewable Jet and Diesel Plant
Powers the Keyes Plant
Renewable Natural Gas
Low-Carbon Ethanol
Sustainable Aviation Fuel and Renewable Diesel
CO2
CO2 captured and stored underground
Fueling Stations
Natural Gas Pipeline
Transportation
Aviation and Trucking

Aemetis Leverages Existing Plants, Infrastructure and Relationships to Expand Low Carbon Biofuel Production

1. **Aemetis Biogas**
   Dairy cows consume the animal feed from the Aemetis plant, producing manure which naturally creates biomethane. Aemetis dairy digesters capture biomethane and pipe the gas to the Aemetis plant for conversion into renewable natural gas (RNG). Avoiding the release of methane into the atmosphere, carbon negative RNG is used as transportation fuel, reducing consumption of petroleum diesel.

2. **Keyes Ethanol Plant**
   The Keyes facility produces about 65 million gallons per year of ethanol, animal feed and distillers corn oil. The animal feed produced at the ethanol plant feeds about 100,000 local dairy cows at approximately 80 diaries.

3. **Riverbank Renewable Jet & Diesel Facility**
   Renewable oils and waste products are used as a feedstock for the production of renewable jet and diesel fuel using zero carbon hydroelectric power.

Aemetis Expansion Plan Projections

	2024	2025	2026	2027	2028
Total Dairy Renewable WCE	28,519	63,074	80,325	104,540	127,260
dRNG Sales Volume (MMBtu/Year)	353,186	816,866	1,035,880	1,354,793	1,653,868
India Biodiesel (Gallons/Year)	34,227,559	54,419,612	73,968,405	84,535,320	109,895,916
SAF Jet / Renewable Diesel (Gallons/Year)	-	-	44,484,300	88,243,313	88,485,075
Carbon Capture & Sequestration (Metric Tons)	-	-	-	209,997	1,056,663



Aemetis Expansion Capital Expenditures Projection by Project
($ in Millions)
Aemetis Corporate
California ethanol capex
Carbon capture & sequestion capex
Renewable Diesel / SAF capex
India biodiesel capex
Biogas capex
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
-50.0
$237M
$289M
$283 M
$55M
$29M
2024
2025
2026
2027
2028

Aemetis Projected Revenue Growth by Business Unit



Revenue by Business Unit
38% CAGR REVENUES
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
$387M
$579M
$1,100M
$1,603M
$1,959M
2024
2025
2026
2027
2028
California Ethanol & Animal Feed
India Biodiesel & Glycerin
Dairy Renewable Natural Gas
Renewable Diesel/Sustainable Aviation Fuel
Carbon Capture & Sequestration

Aemetis Projected EBITDA Growth by Business Unit


EBITDA by Business Unit
83% CAGR EBITDA
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
$31M
$142M
$309M
$486M
$645M
2024
2025
2026
2027
2028
California Ethanol & Animal Feed
India Biodiesel & Glycerin
Dairy Renewable Natural Gas
Renewable Diesel/Sustainable Aviation Fuel
Carbon Capture & Sequestration
Corporate

Revenue and Adjusted EBITDA Growth Plan

Projected Consolidated Revenues and Adjusted EBITDA

Revenues (millions)	2024	2025	2026	2027	2028
California Ethanol & Animal Feed	212.9	238.8	248.8	249.8	251.2
India Biodiesel & Glycerin	155.3	259.1	369.2	442.3	575.0
Dairy Renewable Natural Gas	18.1	81.3	144.2	181.2	190.0
Renewable Diesel/Sustainable Aviation Fuel	-	-	338.1	671.9	643.1
Carbon Capture & Sequestration	-	-	-	57.6	299.6
Total Revenues	**$ 386.4**	**$ 579.2**	**$ 1,100.3**	**$ 1,602.8**	**$ 1,958.9**

Adjusted EBITDA (millions)	2024	2025	2026	2027	2028
California Ethanol & Animal Feed	15.9	50.7	62.0	64.3	65.4
India Biodiesel & Glycerin	18.3	46.2	55.8	68.9	90.4
Dairy Renewable Natural Gas	7.0	55.3	104.1	129.1	122.6
Renewable Diesel/Sustainable Aviation Fuel	(0.7)	(0.8)	96.7	194.7	165.1
Carbon Capture & Sequestration	(0.1)	(0.1)	(0.1)	37.8	209.6
Corporate	(9.1)	(9.2)	(9.3)	(8.8)	(8.5)
Adjusted EBITDA	**$ 31.2**	**$ 142.1**	**$ 309.2**	**$ 485.9**	**$ 644.6**

Net Income to EBITDA Reconciliation

Projected Consolidated Net Income to Adjusted EBITDA Reconciliation

Net Income (in millions)	2024	2025	2026	2027	2028
California Ethanol & Animal Feed	(18.7)	10.6	14.2	7.0	0.4
India Biodiesel & Glycerin	11.8	31.3	38.6	48.6	64.9
Dairy Renewable Natural Gas	(27.7)	13.2	43.2	49.3	12.5
Renewable Diesel/Sustainable Aviation Fuel	(1.4)	(1.5)	70.6	141.1	110.9
Carbon Capture & Sequestration	(5.0)	(9.3)	(14.4)	12.3	181.1
Corporate	(26.5)	(28.9)	(32.2)	(35.1)	(24.7)
Total Net Income	**$ (67.5)**	**$ 15.5**	**$ 120.0**	**$ 223.2**	**$ 345.1**

Net Income to EBITDA (millions)	2024	2025	2026	2027	2028
Net income	(67.5)	15.5	120.0	223.2	345.1
Depreciation	9.1	15.3	29.7	48.9	53.2
Stock compensation	9.7	12.2	15.0	18.1	7.7
Interest, amortization and accretion	89.7	112.4	151.9	199.6	229.0
Income taxes	(9.7)	(13.3)	(7.3)	(3.9)	9.6
Adjusted EBITDA	**$ 31.2**	**$ 142.1**	**$ 309.2**	**$ 485.9**	**$ 644.6**

Aemetis Projected Capital Expenditures by Business Unit

Projected Capital Expenditures and IRA Tax Credits

Capital Expenditures (in millions)	2024	2025	2026	2027	2028
California Ethanol & Animal Feed	16.8	(0.0)	-	-	-
India Biodiesel & Glycerin	20.0	-	-	-	-
Dairy Renewable Natural Gas	74.4	58.4	61.2	54.1	29.3
Renewable Diesel/Sustainable Aviation Fuel	100.8	200.0	154.2	-	-
Carbon Capture & Sequestration	24.8	30.1	67.5	1.1	-
Corporate	-	-	-	-	-
Total Capital Expenditures	**$ 236.8**	**$ 288.5**	**$ 282.9**	**$ 55.3**	**$ 29.3**

IRA Tax Credits (in millions)	2024	2025	2026	2027	2028
California Ethanol & Animal Feed	5.0	6.0	6.4	6.4	5.0
India Biodiesel & Glycerin	-	-	-	-	-
Dairy Renewable Natural Gas	15.1	79.1	87.0	102.7	6.3
Renewable Diesel/Sustainable Aviation Fuel	-	-	14.8	29.3	-
Carbon Capture & Sequestration	-	-	-	15.2	76.3
Corporate	-	-	-	-	-
Total IRA Tax Credit	**$ 20.1**	**$ 85.1**	**$ 108.3**	**$ 153.7**	**$ 87.6**

AEMETIS

Aemetis Ethanol

High Octane, Low Emission and Low Carbon Renewable Fuel for Transportation

California Ethanol Plant: Plan for Earnings Growth





Ethanol Plant Upgrades to Increase Energy Efficiency and Reduce Carbon Intensity	
High Efficiency Heat Exchangers (Completed 2023)	Zero Carbon Intensity Electricity
3 MW Solar Microgrid with Battery Storage (Completed Q1 2024)	Electrification of plant reduces costs and carbon intensity
Mechanical Vapor Recompression (2025)	Reduce Natural Gas Use by 80% through conversion to electric systems

Ethanol Plant Upgrades to Increase Operational Performance
Implemented new Distributed Control System (DCS) with AI capability (2023)
Increase CO2 capture and reuse from fermentation process (2024)
Begin to utilize cellulosic sugar from orchard and forest waste wood to replace corn feedstock (2025)

California Ethanol Plant: Conversion to Low Carbon Electricity









Below Zero Carbon Feedstock for Ethanol/SAF/Hydrogen Production

- Reliable and abundant negative carbon intensity feedstock supply of orchard waste wood in Central California from 1.5 million acres of almond, walnut and other orchards
- Trucks moving waste wood can use negative carbon intensity dairy Renewable Natural Gas from Aemetis Biogas at low cost to trucking operators
- Sugar from waste wood is negative carbon intensity and a very low cost waste feedstock for ethanol and renewable hydrogen production
- Ethanol-to-Jet renewable fuel using sugars from waste wood provides a lower cost pathway for sustainable aviation fuel (SAF) supply to airlines to meet industry SAF blending mandates



Millions of Tons of Local Below Zero Carbon Intensity Feedstock

Biomass-to-Energy Plants Closing in California

- Biomass-to-Energy plants decreased from 33 plants to 5 plants
- Unable to compete with subsidized solar and wind energy

More than 1.5 million acres of Almonds/Walnuts in California

- 2+ million tons/year of Ag Waste that is usually burned in the field
- Almond growers pay for removal of wood waste every 18-20 years so orchard can be replaced with new plantings
- **Negative 100 Carbon Intensity orchard waste wood expected**



Tons Projected in San Joaquin County:
12200 (2017)
18200 (2018)
20580 (2019)
24760 (2020)
Tons Projected in Stanislaus County:
48980 (2017)
41960 (2018)
91980 (2019)
84240 (2020)
San Joaquin County
Riverbank Site
Stanislaus County
Merced County
Tons Projected in Merced County:
40000 (2017)
29480 (2018)
76820 (2019)
85140 (2020)
San Francisco
San José
Santa Cruz
Salinas
Fresno

Field Burning Increasing without Market for Waste Wood



Emissions (Tons per Day)
25
20
15
10
5
0
1998-2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Forecasted
NOx and PM2.5 Ag Burn Emissions



Sacramento
Santa Rosa
San Francisco
San Jose
Salinas
Fresno
CALIFORNIA
Visalia
50 Mile Radius
100 Mile Radius

Source: San Joaquin Valley Air Control District Emergency Meeting on Open Burning November 2017

UC Davis Feedstock Study Results



Acres Harvested and Projected
Almond
Projected Almond
Walnut
Walnut Projected
Harvested (1,000 Acres)
0
200
400
600
800
1,000
1,200
1,400
1,600
1960
1970
1980
1990
2000
2010
2020
2030
2040



Gross Biomass Totals (2016)
Total
Almond Biomass
Walnut Biomass
Pistachio Shells
Biomass (1,000 BDT)
0
200
400
600
800
1,000
1,200
1,400
1,600
0
50
100
150
200
250
Miles from Facility



Thousand Tons Burned
0
100
200
300
400
500
600
700
800
900
1000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Study Conclusions

- Confirmed air emissions assumptions for carbon intensity score under LCFS
- Confirmed biomass growth and availability
- Projected feedstock pricing
- 20-year guaranteed supply due to lifecycle of trees

Aemetis Biogas

Below Zero Carbon Intensity Dairy Renewable Natural Gas to Fuel Heavy-Duty Trucks and Buses

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG

Aemetis Dairy RNG Digesters, Pipeline, Gas Cleanup and Utility Interconnection

Biomethane anaerobic digesters at dairies connected by biogas pipeline to a gas cleanup and compression facility at the Aemetis Keyes ethanol plant produce dairy Renewable Natural Gas (RNG) to displace diesel as transportation fuel

Products and Key Markets

- RNG transported by utility natural gas pipeline
- RNG sales to local trucking customers via onsite station (2024)
- Future: biomethane (CH_4) converted to renewable hydrogen
- Negative carbon intensity dairy RNG generates:
  - California Low Carbon Fuel Standard credits
  - Federal Renewable Fuel Standard D3 RINs
  - Federal IRA 45Z transferable Production Tax Credits

Operating Facilities

- Eight digesters and 36 miles of pipeline Completed
- Central biogas-to-RNG facility Completed
- PG&E pipeline interconnect Completed
- 200,000 MMBtu/year RNG Current production rate (Feb. 2024)

Planned Growth

- Digesters in construction in 2024 supplied by 18 dairies
- Environmental approval received for biogas pipeline extension to aggregate of 60 miles from current 36 miles
- Planned increase to 1,650,000 MMBtu/year RNG production

Dairy Digester Planned Expansion



Dairies

8 -> 2023
18 -> 2024
75 -> 2028

Aemetis Biogas LLC: Dairy RNG Overview


CERES
KEYES
TURLOCK
DELHI
HILMAR
LEGEND:
RNG Upgrading Facility
Operational Dairy Sites
Projects Under Construction
Contracted Projects
Operational Pipeline
Planned Pipeline

40 Dairies Signed with 35-Year Leases and/or Participation Agreements

- Anaerobic digesters capture dairy methane gas; then treatment units at each dairy remove hydrogen sulfide (H_2S) before gas enters into biogas pipeline
  8 Digesters = In Service
- 36 mile biogas pipeline to ethanol plant for biogas-to-RNG conditioning
  Biogas Pipeline = In Service
- Biogas-to-RNG plant produces utility quality gas at Aemetis ethanol plant site, then RNG is odorized and injected into the PG&E utility gas pipeline via onsite interconnection unit
  RNG Facility = In Service
- RNG fueling station under construction at Aemetis ethanol plant
  Fueling In Service Q2 2024

Dairy RNG: Plan for Revenue and Earnings Growth

Aemetis Dairy RNG Project Funding

- Preferred equity for $30 million (Funded)
- $23 million California grants for digesters, gas cleanup, and interconnect to utility pipeline
- $1 million Air District grant for RNG dispensing station at Keyes plant
- $50 million 20-year debt under USDA Renewable Energy for America Program (REAP) (Funded)
- $150 million 20-year debt under USDA Renewable Energy for America Program (REAP) (2024 and 2025)



Dairy Digester Manure-to-Biogas Process


WATER REUSED FOR FLUSH / IRRIGATION
WASTE WATER POND
FLUSH LANES
MANURE SCREEN SEPARATOR
SAND LANE
EFFLUENT RETURNED TO DAIRY
BIOGAS UPGRADING FACILITY / UTILITY INTERCONNECTION
BIOGAS PRETREATMENT SKID
LAGOON DIGESTER

Biogas-to-RNG Plant Overview

- Aemetis produces biogas (captured methane & CO_2) from manure feedstock at local dairies
- Central gas conditioning unit converts biogas to Renewable Natural Gas ("RNG")
- RNG production planned to increase to 1.65 MMBTU/year by 2028
- RNG carbon intensity of -320 to -370 gCO_2e/MJ
- RNG generates LCFS credits, Renewable Fuel Standard D3 RINs, and Inflation Reduction Act 45Z production tax credits

Process Flow Diagram



Conditioned Biogas Piped From Dairies
Compressor Boost
Conditioned Biogas (H2S Content < 80 ppmv)
Activated Carbon Adsorber
Activated Carbon Adsorber Breakthrough Backup
Water Separators
CO2 Membrane Removal System
Waste Tail Gas
RTO
Pipeline Quality RNG
Compressor Boost
Co-Located RNG Fueling Station or PGE Interconnection

Aemetis Biogas-to-RNG Plant and PG&E Gas Pipeline Interconnect



AEMETIS

Aemetis International

India Biodiesel, Refined Glycerin and Refined Tallow Production

Biodiesel/Glycerin/Tallow Refinery in Kakinada, India






BIODIESEL



2022 India National Biofuels Policy resulted in Oil Marketing Companies purchasing biodiesel with Cost Plus pricing. Aemetis expanded plant capacity in 2023 and plans continued expansion to 100 mgy.

AEMETIS

Aemetis "Carbon Zero" Renewable Fuels

Sustainable Aviation Fuel and Renewable Diesel Production

Riverbank, California Site

- Signed acquisition agreement for the 125-acre Riverbank Industrial Complex site in December 2021
- Former U.S. Army Ammunition Plant
  - 125 acres of industrial and commercial land
  - 710,000 s.f. of existing buildings
  - Onsite railroad with 120 railcar storage
  - 100% low carbon hydroelectric power with onsite 20-megawatt substation
- Environmental Impact Report (EIR) completed
- City Use Permit and California Environmental Quality Act (CEQA) approval in Sept 2023
- Air Permit public notice issued in February 2024


RIVERBANK



Sustainable Aviation Fuel and RD Plant - Riverbank, California


SWITCHYARD
EMERGENCY GENERATOR
ELECTRICAL SUBSTATION AND TRANSFORMERS
NW 1/4 SECTION 31
PERIMETER FENCE
DETENTION POND
WASTEWATER TREATMENT PLANT
FLARE
THERMAL OXIDIZER
COOLING TOWER
AUXILIARY BOILER
DIESEL FIREWATER PUMP
HYDROFLEX UNIT
STARTUP HEATER
FRACTIONATOR CHARGE HEATER
PRETREATMENT UNIT
FEEDSTOCK TANKS
PRODUCT TANKS
MONITORING WELL EXISTING (TYP.)
SECURITY BLDG
SECURITY GATE (TYP. AT ALL ENTRANCES/EXITS)
PWR POLES (EXIST)
THERMAL OXIDIZER 2
TRUCK LOADING/UNLOADING
EXTRACTION WELL EXISTING (TYP.)
CONTROL ROOM/LAB
PERSONNEL GATE
WAREHOUSE/MAINTENANCE FACILITY (EXISTING BLDG.)
ADMINISTRATION (EXISTING BLDG.)
TRUCK SCALE (TYP.)
SW 1/4 SECTION 31
CLAUS ROAD
HETCH HETCHY R/W

Technologies for "Carbon Zero" SAF/RD Plants

Feedstock	HydroFlex™	Renewable Fuels

Non-Edible Oils
- Distillers Corn Oil
- Tallow
- Camelina/Carinata



Proven Renewable Technology
- Hydroprocessing
- Paraffin Isomerization
- Hydrocracking



Renewable SAF

Renewable Diesel

Renewable Propane

Renewable Naphtha

Excess

Renewable Naphtha





Gasification (Phase 2)
- ***Waste Wood to Syngas to Hydrogen Plant***



Renewable Hydrogen Production

Carbon Sequestration

AEMETIS

Aemetis Carbon Capture

Carbon Capture and Underground Sequestration (CCUS) of CO_2

Aemetis Carbon Capture and Sequestration Projects in California

- Formerly an inland ocean now known as the Central Valley of California
  - Light green area shows shale geological storage containing saline water for CCS
  - Shale caprock layer at approximately 7,000 ft depth and basement layer below CO_2 storage formation
- Aemetis plans to sequester a combined two million metric tons of CO_2 per year at two sites located near our biofuels plants
  - 400,000 MT of CO_2 per year from biogas and biofuels plant operations
  - 1.6 million MT of CO_2 per year of carbon sequestration using CO_2 supplied by renewable fuel plants and oil refineries
- $570 million annual revenues at $200/MT LCFS credit + $85/MT federal 45Q tax credit
- Trucking using Aemetis RNG benefits the carbon intensity of the CO_2 and significantly reduces transport costs, while avoiding the need for a CO_2 pipeline

Chapter 3: The CCS Opportunity in California

FIGURE 3-12
CCS PROJECT DEVELOPMENT OPPORTUNITIES



Emissions source
Notional CO2 pipeline route following existing pipeline right-of-ways
Potential geologic storage (after applying stage 1 and stage 2 criteria)
Aemetis Carbon Zero Jet/Diesel Plant
Aemetis Advanced Fuels Ethanol Plant
San Francisco Bay Area Hub
South Bay gathering system
Salinas gathering system
Desert gathering system
Salton Sea gathering systems
Los Angeles Hub

Map illustrates potential project development opportunities that together abate 59 $MtCO_2$/yr. Pipeline routings are "notional" and follow existing pipeline right-of-ways. Sink locations are not intended to be exact locations for geologic storage. *Source: Energy Futures Initiative and Stanford University, 2020.*

Stanford | Precourt Institute for Energy | Stanford EARTH | Stanford Center for Carbon Storage

62

1. The information on this slide constitutes forward-looking statements. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.

Access to Permanent Geological Storage

Permanent Geologic Storage

The US has ample physical capacity to permanently store thousands of years of US emissions at current levels in secure geologic saline formations.[25] However, local characterization will be needed to identify suitable CO_2 injection sites for project development. Site access and cost of injection also factor into geologic storage access for a given project.

Locating direct air capture and carbon capture hubs in areas with existing saline storage capacity can minimize transport costs, land use, and local impact. However, not all potential direct air capture and carbon capture hubs are co-located with geologic storage formations. Shared transport infrastructure can achieve beneficial economies of scale, enabling break-even on investments in industrial capture retrofit even when longer distance transport to a final storage site is required.

Estimated US geologic CO_2 storage capacity

	Low	Med	High
Saline	2.2 trillion	8.1 trillion	21.2 trillion
Fossil	72 billion	159 billion	188 billion

metric tons CO_2

Source: NATCARB (NATCARB_OilGas_v1502; October 30, 2015; NATCARB_Saline_v1502; October 30, 2015).


Geologic storage opportunity
Assessed low-cost saline storage
Saline CO2 storage formation
Fossil CO2 storage formation
Existing petroleum production site

Figure authored by GPI based on ARI (September 2018), Middleton et al. (September 2020), NATCARB (NATCARB_Saline_v1502; October 30, 2015), HIFLD (September 21, 2017).

Saline Storage Formations

Northern California


CALIFORNIA
CALIFORNIA

Carbon capture and storage is an essential tool for achieving midcentury climate goals, maintaining the competitiveness of US industry, and protecting and creating high-wage jobs. Carbon capture is crucial in decarbonizing key carbon-intensive industries where CO_2 emissions are inherent to the chemistry of production processes and cannot be eliminated solely by switching to low-carbon electricity. The US has capacity to safely and permanently store thousands of years of carbon emissions in geologic saline formations.

Carbon Capture and Storage


San Francisco
San Jose
45Q-eligible facilities

The Section 45Q tax credit lowers cost barriers to carbon capture and storage. Among the 17 industrial and power facilities in the Northern California hub that meet emissions thresholds for Section 45Q eligibility, ten have been identified as near- to medium-term candidates for capture retrofit over the next 10 to 15 years.

45Q-eligible facilities by industry

- Cement & lime
- Ethanol
- Gas power
- Gas processing
- Refineries
- Near- to medium-term
- Additional emitting facility


CO₂ storage opportunities

Northern California has potential to act as a carbon storage destination for capture facilities and carbon removal. The state of California has potential to store 148 billion metric tons of CO_2 in secure geologic saline formations, and also has extensive capacity for carbon storage in geologic fossil basins.

Geologic storage opportunity

- Assessed low-cost saline storage
- Saline CO_2 storage formation
- Fossil CO_2 storage formation
- + Existing petroleum production site

Carbon capture opportunities


Million metric tons CO₂e
15
10
5
45Q-eligible
Near- to medium-term
Refineries
Gas power plants
Gas processing
Cement & lime
Ethanol

- Industrial and power facilities emit **29.6 Mt CO_2e per year**
- **45Q-eligible** facilities emit **24.5 Mt CO_2e per year**
- **5.8 Mt CO_2 per year** are **capturable** in the **near- to medium-term**

Fossil storage formations
by CO_2 storage capacity


500
1000
Rio Vista Gas 783
Wilmington 614
Huntington Beach 355
Long Beach 308
Wilmington 238
Sana Fe Springs 116
Dominguez 67
Brea-Olinda 62
River Island Gas 53
Torrance 52
Million metric tons

Saline storage formations
by CO_2 storage capacity


100
200
Central Valley 199
Ventura Basin 22
Los Angeles Basin 22
Salinas Basin 10
Cuyama Basin 5.1
La Honda Basin 2.2
Orinda Basin 0.44
Livermore Basin 0.28
Billion metric tons

Ethanol Plants are Largest Reduction in Costs = Highest Value CCS Projects

FIGURE 3-14

MARGINAL ABATEMENT CURVE BY FACILITY



Total Cost with LCFS, 45Q ($/tCO2)
$100
50
0
-50
-100
-150
10
20
30
40
50
60
Annual Emissions Abated
(MtCO2/yr)
Ethanol
Refinery
Hydrogen
CHP
Cement
NGCC

The 34 facilities on the left side of the graph that show negative costs can generate positive revenues. The opposite is true for the 42 facilities on the right side of the graph. Note that the crossover on this graph from negative to positive costs occurs at 21.5 $MtCO_2$/yr abated.
Source: Energy Futures Initiative and Stanford University, 2020.

k Abatement cost = capture cost ($/t$CO_2$) + storage cost ($/tCO_2) plus incentives (LCFS and 45Q credits where applicable, in $/t$CO_2$)

Energy Futures Initiative | Stanford Precourt Institute for Energy | Stanford Earth | Stanford Center for Carbon Storage

Emission Comparison and Capture Cost



FIGURE 3-13
COMPARISON OF EMISSIONS AND CAPTURE COST (BY FACILITY AND SUBSECTOR)
Ethanol
Refinery
Hydrogen
CHP
Cement
NGCC
A. Emissions per year by individual facility
CO2 Emissions (MtCO2)
B. Average emissions of CO2 per year by facility type
CO2 Emissions (MtCO2)
C. Capture cost by individual facility
$/tCO2
D. Weighted average (by emissions) Capture cost by facility type
$/tCO2
Emissions volumes and capture costs for the 76 candidate facilities analyzed in this study. Source: Energy Futures Initiative and Stanford University, 2020.
Stanford
65

- Decreased capture cost with pre-existing on-site CO_2 compression system
- Inverse relationship between plant emissions and storage capability
- Highest emitters lack the geological positioning
- Aemetis has ability to receive CO_2 by rail and inject into well

Proximity to Other CO_2 Sources

- Aemetis CO_2 storage sites are located 90 miles directly east of 5 major oil refineries in the San Francisco Bay Area
- Each SF Bay Area refinery emits approximately 800,0000 to 2,000,000 MT of CO_2 per year
- Total of ~ 5,000,000 MT of CO_2 capture and storage needed for Bay Area oil refineries

Source of industrial emissions by sector



Million metric tons carbon dioxide equivalent
50
100
150
200
250
Ammonia
Cement & lime
Chemicals
Ethanol
Gas processing
Metals, minerals & other
Petrochemicals
Pulp & paper
Refineries
Steel & steel products
Stationary fuel combustion
Process emissions
Other

Figure authored by GPI based on EPA GHGRP 2019 data (as of August 7, 2021).

Near- and medium-term carbon capture jobs potential, 2021-2035



Investment potential
JOBS
1,000
2,000
3,000
4,000
Capture potential (Mt CO_2)
Industry
Refineries
$11,140 million
Cement
$13,600 million
Steel
$8,260 million
Hydrogen
$5,265 million
Ethanol
$3,886 million
Petrochemicals
$700 million
Ammonia
$590 million
Gas processing
$442 million
Low
High
42
61
27
34
49
2
12
5
Project Jobs
Operations Jobs

Images provide by GPI based on Source: King, Herndon, Larsen, and Hiltbrand, The Economic Benefits of Carbon Capture

Aemetis CCUS CO_2 Unloading, Compression and Sequestration Site



- Gaseous CO_2 from SAF/RD plant and ethanol plant, as well as dairy RNG facility
- Liquid CO_2 transported to site using RNG trucks allows delivery of CO_2 sourced from other producers
- Rail and truck CO_2 loading and unloading facilities
- CO_2 injection and monitoring wells
- Control room onsite

Aemetis Carbon Capture & Sequestration Project Leaders

Baker Hughes

Baker Hughes: Underground Engineering and Well Drilling

- Leading natural gas and crude oil drilling company
- $20 billion market value
- Operates in 120+ countries
- CCUS Technology Solutions include:
  - Pre-FEED and FEED consultation and project design
  - Capture and purification
  - Injection Well design and construction for storage
  - Micro-seismic expertise

ATSI

ATSI: Carbon Sequestration Project Manager, Engineering and EPC

- For more than 40 years, ATSI has provided world-class Front-End Engineering Design (FEED/FEL), project management, EPC and commissioning services
- Major projects completed at more than 60 oil refineries, including commissioning of $10 billion oil refinery
- Completed 138 commercial projects in 21 different states

Riverbank CCS Project Milestones and Expected Timeline:

- Characterization Well Permit
  - Access road and well pad (**Complete)**
  - CalGEM permit (for characterization well) received in Q2 2023 (**Complete**)
  - All City of Riverbank permits for CO_2 injection characterization well (**Complete)**
- Data Collection from Characterization Well
  - Drill 21-30 days to collect core samples, caprock fracture testing, porosity/permeability, horizontal scanning (2024)
  - Sample core analysis takes 60 days (2024)
  - Final reservoir engineering and aboveground engineering
- Submit EPA Class VI permit (2024)
- Receive EPA Class VI permit (2025 or 2026)
- Drill Riverbank CO_2 injection well (2026)



Class VI wells- Inject CO2 for long-term storage to reduce emissions to atmosphere
DRINKING WATER RESOURCES
BASE OF UNDERGROUND SOURCES OF DRINKING WATER
CONFINING FORMATION
CONFINING FORMATION
CONFINING FORMATION
CONFINING FORMATION
CO2 STORAGE
Not drawn to scale

AEMETIS

Aemetis, Inc. (NASDAQ: AMTX)